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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 14, 1998

                            QUAKER STATE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                              1-2677                           25-0742820
(State or other jurisdiction of        (Commission File Number)       (IRS Employer Identification No.)
        incorporation)

        225 E. John Carpenter Freeway                                  75062
                Irving, Texas                                        (Zip Code)
  (address of principal executive offices)

Registrant's telephone number, including area code:  (972) 868-0400

                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 5. Other Events.

         On April 14, 1998, Quaker State Corporation, a Delaware corporation (the "Company"), Pennzoil Company, a Delaware corporation ("Pennzoil"), Pennzoil Products Company, a Delaware corporation and a wholly owned subsidiary of Pennzoil ("PPC"), and Downstream Merger Company, a Delaware corporation and a wholly owned subsidiary of PPC ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement and related agreements provide for the separation of Pennzoil's motor oil, refined products and franchise operations from its exploration and production operations and for the combination of the motor oil, refined products and franchise operations with the Company.

         The transactions contemplated by the Merger Agreement are (1) a pro rata distribution, on a share for share basis, of all of the issued and outstanding Common Stock of PPC to the holders of Common Stock of Pennzoil to be followed by (2) a merger of Merger Sub with and into the Company, in which holders of Capital Stock of the Company will receive, in exchange for each share held, 0.8204 shares of Common Stock of PPC. Immediately following the transactions contemplated by the Merger Agreement, approximately 38.5% of PPC will be owned by former Company stockholders and approximately 61.5% of PPC will be owned by stockholders of Pennzoil. The name of PPC will be changed prior to or in connection with the merger to a new name to be determined.

         Closing under the Merger Agreement is conditioned on, among other things, approval by the Company's stockholders, expiration or termination of waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and receipt of a tax ruling from the Internal Revenue Service.

         A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by this reference. On April 15, 1998, the Company and Pennzoil issued a press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such documents.
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  ITEM 7.  Exhibits

  EXHIBIT
  NUMBER           EXHIBIT
  ------           -------
  2.1              Agreement and Plan of Merger among Pennzoil Company, Pennzoil
                   Products Company, Downstream Merger Company and Quaker State
                   Corporation, dated as of April 14, 1998 (incorporated by
                   reference to Exhibit 2.1 of the 8-K dated April 20, 1998 filed by Pennzoil Company).

  99.1             Press release, dated April 15, 1998, issued by the Company and Pennzoil Company (filed herewith).
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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        QUAKER STATE CORPORATION
                                        (Registrant)


                                        By:      /s/ Paul E. Konney
                                           ------------------------------------
                                           Name: Paul E. Konney
                                           Title: Senior Vice President,
                                                Secretary and General Counsel

DATE:  April 20, 1998
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                                 EXHIBIT INDEX



         Exhibit No.                      Description
         -----------                      -----------
             2.1              Agreement and Plan of Merger among Pennzoil
                              Company, Pennzoil Products Company, Downstream
                              Merger Company and Quaker State Corporation, dated
                              as of April 14, 1998 (incorporated by reference to
                              Exhibit 2.1 of the 8-K dated April 20, 1998 filed by
                              Pennzoil Company).


            99.1 Press release, dated April 15, 1998, issued by the Company and Pennzoil Company (filed herewith).
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